UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

GANNETT CO., INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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The following correspondence was disseminated to Gannett Co., Inc. employees on March 26, 2019.

March 26, 2019

Dear Colleagues,

Today we filed our definitive proxy materials with the U.S. Securities and Exchange Commission in connection with our 2019 Annual Meeting, which is scheduled to be held on May 16, 2019 at 8:30 a.m. ET at our corporate headquarters. In the coming days, we will be mailing the proxy materials and a letter to shareholders regarding our board’s unanimous recommendation that shareholders vote “FOR ALL” of the company’s eight highly qualified, independent director nominees on the WHITE proxy card. The letter, which we have attached for reference, highlights our strong progress in executing our digital transformation and USA TODAY NETWORK strategy. Thanks to your hard work and dedication to our company’s mission, we are continuing to grow our digital marketing services organization and delivering trusted news to the communities we serve.

This year’s meeting is particularly important because MNG is attempting to take control of Gannett through a problematic, two-pronged approach: first it demanded that Gannett sell itself to MNG and, when our board unanimously rejected MNG’s proposal, it put forward six director nominees, all of whom are affiliated with MNG and/or its majority shareholder, Alden Global Capital, to stand for election at our 2019 Annual Meeting.

If you own Gannett stock, you will be receiving the proxy materials and letter to shareholders by email or hard-copy mail in the coming days, and we encourage you to vote “FOR ALL” of the company’s nominees on the WHITE proxy card and to discard any Blue proxy cards you may receive from MNG. Every vote counts. We have attached an FAQ with answers to some of the most common questions on voting. If you have any additional questions or need assistance in voting your shares, please call our proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3507.

While employees owning Gannett stock can help support the company in our board election process by voting on the WHITE proxy card, from an operational perspective, it remains business as usual for all of us across the entire organization. The best thing everyone can do during this time to support Gannett is to remain focused on your day-to-day responsibilities and keep up the hard work.

As we approach the Annual Meeting, you will likely see a number of public statements and materials from both Gannett and MNG, and you are likely to see increased media attention on Gannett as a result. As always, and consistent with our policy, if you receive any inquiries from the media, please refer them to Amber Allman, vice president, corporate communications, at 703-854-5358. Inquiries from analysts or investors should be referred to Stacy Cunningham, vice president, financial planning and investor relations, at investors@gannett.com or 703-854-3168.

As employees of Gannett, you have made valuable contributions and will continue to be the backbone of our strategic transformation as we move forward. Thank you for your continued dedication and commitment to Gannett.

Sincerely,

Bob Dickey

President and CEO, Gannett

Additional Information

On March 26, 2019, Gannett filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). The definitive proxy statement is also being mailed to Gannett’s stockholders beginning on or about March 26, 2019. INVESTORS AND SECURITY HOLDERS OF GANNETT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the “Investor Relations” section of Gannett’s website, www.gannett.com.

GCI Employee Shareholder Voting FAQ

1.	What is a proxy statement and what is a proxy?
•	A proxy statement contains information about the company’s Annual Meeting of Stockholders and is made available to shareholders each year.
•

Gannett’s proxy statement has been filed with the SEC and includes the board’s recommendations to shareholders to vote “FOR ALL” of your board’s independent director nominees by voting the WHITE proxy card, among other information.

•	If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card.

2.	What is a director nominee?
•	A director nominee is an individual who may join a company’s board of directors if he or she is elected by the company’s shareholders at its Annual Meeting.
•	This person may be nominated by the board or by a shareholder of the company.
•

Gannett has eight director nominees standing for election at the company’s Annual Meeting: John E. Cody, Stephen W. Coll, Donald E. Felsinger, Lila Ibrahim, Lawrence S. Kramer, John Jeffry Louis, Debra A. Sandler and Chloe R. Sladden.

3.	What will I receive as a stockholder?
•	Proxy materials to vote your shares will be sent to you either by email or by hard-copy mail, and you should receive them in the coming days.
•	You will receive a solicitation to vote for every account in which you hold Gannett shares. You must vote each account separately.
•	The Gannett board of directors unanimously recommends that shareholders vote “FOR ALL” of the company’s independent director nominees – on the WHITE proxy card.
•	Since you may hold shares in more than one account, it is important that you vote on a WHITE proxy card that you receive for each of your accounts.
•	You can vote by telephone, online or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.
•	Please simply discard and do NOT vote using any Blue proxy cards you may receive from MNG Enterprises, Inc.

4.	How do I know if I am eligible to vote at the Annual Meeting?
•	Everyone who owns shares of Gannett as of the close of business on March 18, 2019 will be entitled to vote at the Annual Meeting.

5.	When and where is the Annual Meeting?
•	The Annual Meeting is on Thursday, May 16, 2019 at 8:30 a.m. ET at Gannett’s corporate headquarters.

6.	Do I have to vote my shares separately if they are held in separate accounts?
•	Yes.
•

You must be sure to vote all of your shares by voting on a WHITE proxy card for each of your accounts separately. Each of your accounts has a unique control number, which is why you must vote each account separately.

7.	Do I have to vote all my shares?
•	Yes. Every vote matters.
•

The Gannett board of directors unanimously recommends that shareholders vote “FOR ALL” of the company’s highly qualified, independent director nominees – John E. Cody, Stephen W. Coll, Donald E. Felsinger, Lila Ibrahim, Lawrence S. Kramer, John Jeffry Louis, Debra A. Sandler and Chloe R. Sladden – on the WHITE proxy card.

8.	What is my control number? Where can I find it?
•

Each account you own is assigned a unique control number to safeguard the security of your voting process. The control number for each account you own appears on the proxy card or voting instruction form you receive for that account. In order to vote by telephone or online, you must use the control number unique to each account you own.

•	Each of your accounts holding Gannett stock will have a unique control number, which is why you must vote each account separately.
•

Please simply discard and do NOT vote using any Blue proxy cards you may receive from MNG. The Blue proxy cards and voting instruction forms will have a different set of control numbers, and you cannot use the control numbers on the Blue proxy cards or voting instruction forms to vote for Gannett’s director nominees.

9.	If I do not vote my shares, is that an automatic vote in favor of the company’s independent director nominees?
•	No.
•	If a Gannett shareholder does not vote or instruct their broker as to how they want to vote, their shares will not be counted.

10.	How many times will I be asked to vote?
•

Gannett plans to distribute a series of communications to shareholders between now and the Annual Meeting of Stockholders on May 16, 2019. Shareholders of record as of the close of business on March 18, 2019 will be entitled to vote at the Annual Meeting.

•

The purpose of these communications is to ensure that shareholders fully understand the important decision regarding the composition of the company’s board of directors, and provide them with an opportunity to cast their vote in favor of the company’s independent director nominees.

•	You may vote every time that you receive a WHITE proxy card; only the final vote will count.
•	If you cast your vote on the Blue MNG proxy card and want to change your vote, submit your vote on a WHITE proxy card. Only your latest dated vote submission will be counted.

11.	What are the different ways to vote?
•	Gannett shareholders can vote their shares by telephone, online or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.
•	To vote by phone, find the control number on the appropriate WHITE voting proxy card. Then dial the designated telephone number and follow the instructions.
•

To vote online, use your WHITE proxy card to locate the web address and unique control number. Then go to the voting website address printed on the proxy card. After you enter your control number, vote “FOR ALL” for Proposal 1 (Election of Directors) and “FOR” each of Proposals 2 and 3, and then click “submit.”

•	To vote by mail, simply sign, date and return your WHITE proxy card in the postage-paid envelope provided.
•	If you have questions or would like additional information, please contact the company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3507.

12.	If I don’t receive any proxy materials in the next week or so, who should I contact?
•	If you have questions or would like additional information, please contact the company’s proxy solicitor, Innisfree M&A Incorporated, toll-free at 1-877-456-3507.

13.	Is it possible to receive my proxy materials without a proxy card or voting instruction card?
•

It is virtually impossible for you to receive your proxy materials without a proxy card or voting instruction form. This is because the proxy card or voting instruction form has your address on it, which shows through the envelope’s window—it is the very means whereby you have received the proxy materials. Please check the package carefully, so that you do not inadvertently discard the WHITE proxy card or voting instruction form.

14.	What happens if I inadvertently vote using MNG’s Blue proxy card?
•	You have the right to change your vote and only your latest-dated proxy card will count. Simply submit another vote using the WHITE proxy card.
•	Returning a vote on the Blue proxy card will revoke any prior proxy you submitted. The Gannett board needs your support on the WHITE proxy card.

15.	When will the company announce the voting results?
•

We will announce the preliminary voting results either at or shortly after the Annual Meeting on May 16, 2019. Once the votes are tallied by the Independent Inspector of Elections, we will communicate the final voting results.

Additional Information

On March 26, 2019, Gannett filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2019 Annual Meeting of Stockholders (the “2019 Annual Meeting”). The definitive proxy statement is also being mailed to Gannett’s stockholders beginning on or about March 26, 2019. INVESTORS AND SECURITY HOLDERS OF GANNETT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD AS THEY CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov. Copies will also be available at no charge in the “Investor Relations” section of Gannett’s website, www.gannett.com.